Exhibit 10.3

AMENDMENT AND CONSENT NO. 5 TO REVOLVING CREDIT AGREEMENT

AMENDMENT AND CONSENT NO. 5 (this “Amendment and Consent”), dated as of May 8, 2008, among FH PARTNERS LLC, a Texas limited liability company (the “Borrower”), the financial institutions which are parties to the Agreement hereinafter referred to (each a “Lender” and collectively, the “Lenders”), and BANK OF SCOTLAND, as agent for the Lenders (in such capacity, the “Agent”) under the Revolving Credit Agreement, dated as of August 26, 2005, among the Borrower, the Lenders and the Agent (as heretofore amended or otherwise modified, the “Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested (i) that the Lenders amend the Agreement to delete Section 8A(a)(ii) thereof and (ii) that the Lenders consent to waive compliance with the requirements of such Section for the fiscal quarter ended March 31, 2008; and

WHEREAS, the Lenders are willing to consent to the foregoing on and subject to the terms hereof;

NOW, THEREFORE, it is agreed:

1.  Definitions.  All terms used herein which are defined in the Agreement (including, to the extent any such terms are to be added or amended by this Amendment and Consent, as if such terms were already added or amended by this Amendment and Consent, unless the context shall otherwise indicate) shall have the same meanings when used herein unless otherwise defined herein.  All references to Sections in this Amendment and Consent shall be deemed references to Sections in the Agreement unless otherwise specified.

2.  Effect of Amendment.  As used in the Agreement (including all Exhibits thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Closing Date (as hereinafter defined), any reference to the Agreement shall mean the Agreement as amended hereby.

3.  Representations.  In order to induce the Agent and the Lenders to execute this Amendment and Consent, the Borrower hereby represents, warrants and covenants to the Agent and the Lenders as of the date hereof and (if different) as of the Amendment Closing Date (which representations, warranties and covenants shall survive the execution, delivery and effectiveness of this Amendment and Consent) as follows:

(a)           No Default or Event of Default exists.

(b)           Each representation and warranty made by Borrower and each other Loan Party in the Loan Documents is true and correct.

(c)           The execution and delivery of this Amendment and Consent by the Borrower and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action.

(d)           This Amendment and Consent is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(e)           No Material Adverse Change has occurred since June 30, 2007.

4.  Requests.  Borrower hereby requests that the Lenders (a) waive any Event of Default resulting from the failure of the Borrower to comply with the terms of Section 8A(a)(ii) of the Agreement and (b) agree to an amendment of the Agreement to remove Section 8A(a)(ii) therefrom.

5.  Consent to Waiver.  In reliance upon the representations, warranties and agreements set forth herein, the Agent and the Lenders hereby consent to waive any Event of Default resulting from the failure of the Borrower to comply with the terms of Section 8A(a)(ii) of the Agreement for the fiscal quarter ended March 31, 2008.

6.  Amendment.  In reliance upon the representations, warranties and agreements set forth herein, as of the date hereof, the Agreement is hereby amended by amending and restating in its entirety Section 8A(a)(ii) thereof to read as follows:

                                “(ii) [Intentionally deleted];”

7.  Effectiveness.  This Amendment and Consent shall become effective when each of the following conditions have been fulfilled to the satisfaction of the Agent (or waived by the Agent).

(a)           Signed Copies.  The Borrower, the Lenders and the Agent shall have executed a copy hereof and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention:  Loan Documentation) or such other place directed by the Agent.

(b)           Guarantor’s Consent.  Each Guarantor shall have executed a confirming consent, substantially in the form attached hereto as Annex A or otherwise satisfactory to the Agent (a “Confirming Consent”), and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention:  Loan Documentation) or such other place directed by the Agent.

(c)           No Defaults.  No Default or Event of Default shall exist.

(d)           Accuracy of Representations.  Each representation and warranty made by the Borrower and each other Loan Party in the Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Closing Date with the same effect as though made at and as of such date (except for those that specifically speak as of a prior date).

8.  Ratification and Release.  The Borrower does hereby remise, release and forever discharge the Agent and the Lenders and each of their respective affiliates, successors, officers, directors, employees, counsel and agents, past and present, and each of them, of and from any and all manner of actions, and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, claims and demands whatsoever in law or in equity, which against the Agent, the Lenders or any of their respective affiliates, successors, officers, directors, employees, counsel or agents, or any one or more of them, the Borrower ever had, now has, or hereafter can, shall or may have for or by reason of any cause, matter or thing that occurred or did not occur on or prior to the Amendment Closing Date with respect to the Agreement, this Amendment and Consent or any Security Document or other Loan Document, any previous version hereof or thereof or any proposed amendment or waiver hereof or thereof.

9.  Limited Nature of Amendments and Waivers.  The amendments and waivers set forth herein are limited precisely as written and shall not be deemed to prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Agreement or any of the other Loan Documents. Except as expressly consented to herein, the terms and provisions of the Agreement and all other Loan Documents remain in full force and effect.

10.  Governing Law.  THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

11.  Writings Only.  THIS AMENDMENT AND CONSENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

12.  Counterparts.  This Amendment and Consent may be executed in any number of counterparts, and by the different parties on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

Telecopied signatures hereto and to the Confirming Consent shall be of the same force and effect as an original of a manually signed copy.

13.  Headings.  The descriptive headings of the various provisions of this Amendment and Consent are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their respective duly authorized officers.

BANK OF SCOTLAND, Individually and as Agent

By:
Name:
Title:

FH PARTNERS LLC

By:
Name:
Title:

[Signature Page to Amendment and Consent No. 5 to Revolving Credit Agreement]

Annex A

CONFIRMING CONSENT

                Reference is hereby made to the foregoing Amendment and Consent No. 5 dated as of May 8, 2008 (the “Amendment and Consent”) to the Revolving Credit Agreement dated as of August 26, 2005 among the Borrower, the Lenders and the Agent; said agreement, as amended and modified by the Amendment and Consent and from time to time hereafter further amended or otherwise modified, the “Amended Agreement”.

                Each Guarantor hereby consents to the terms and provisions of the Amendment and Consent and confirms and acknowledges that:

(a)  its obligations under the Loan Documents to which it is a party remain in full force and effect and the terms “Obligations” and “Secured Obligations” used in such Loan Documents include all Obligations of the Borrower under the Amended Agreement; and

                (b)  its consent and acknowledgement hereunder is not required under the terms of such Loan Documents and any failure to obtain its consent or acknowledgment to any subsequent amendment to the Agreement or the Amended Agreement or any of the other Loan Documents will not affect the validity of its obligations under the aforesaid Loan Documents or any other Loan Document, and this consent and acknowledgement is being delivered for purposes of form only.

                Capitalized terms used herein and not otherwise defined have the same meanings as in the Amended Agreement.  This Consent is dated as of the Amendment Closing Date (as defined in the Amendment and Consent).

FIRSTCITY FINANCIAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY COMMERCIAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY EUROPE CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY INTERNATIONAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY MEXICO, INC.

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY SERVICING CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President